EXHIBIT 10.5


                                   ESCROW AGREEMENT
                                   ----------------


          THIS ESCROW AGREEMENT is made and entered into this ___ day of November, 1997, by and between MEDLEY CREDIT ACCEPTANCE CORP., a Delaware corporation (hereinafter referred to as "Company"), MEDLEY GROUP, INC., a Delaware Corporation (hereinafter referred to as "Group") and TURNBERRY BANK (hereinafter referred to as "Escrow Agent").

                                      WITNESSETH

          WHEREAS, the Company has filed a registration statement with the Securities and Exchange Commission for a public offering ("Public Offering"), of a minimum of One Million Two Hundred Thousand (1,200,000) shares of common stock at $5.50 per share and redeemable warrants to purchase a minimum of One Million Two Hundred Thousand (1,200,000) shares of common stock at $.15 per warrant on a best efforts, all or none basis (the "Minimum Offering") and a maximum of One Million Six Hundred Thousand (1,600,000) shares of common stock and warrants to purchase One Million Six Hundred Thousand (1,600,000) shares of common stock on a best effort basis (the "Maximum Offering"), and

          WHEREAS, to close on the Minimum Offering and disburse the escrowed funds, the Escrow Agent must receive the sum of Six Million Seven Hundred Eighty Thousand ($6,780,000.00) from the sale of shares and warrants in cash, and

          WHEREAS, the ownership of the shares of Common Shares to be sold in the Minimum Offering are owned as follows:

                    (1)  Company   1,000,000
                    (2)  Group       200,000

     and,

          WHEREAS, as a condition to closing on the Minimum Offering, Group has agreed on behalf of Medley Refrigeration, Inc., Group's majority owned subsidiary, to remit directly to Company the proceeds from the sale of Group's 200,000 shares of common stock in the Minimum Offering ($990,000) for the express purpose of satisfying in their entirety all receivables then outstanding from Medley Refrigeration, Inc., to the Company, and

          WHEREAS, pending the sale of the Minimum Offering, the proceeds of the sale are required to be held in escrow so that in the event by December 31, 1997, the Minimum Offering is not sold, all monies received will be refunded to the subscribers in full, and

          WHEREAS, provided the funds from the Minimum Offering in the sum of Six Million Seven Hundred Eighty Thousand Dollars ($6,780,000.00) have been received by the Escrow Agent, timely, the Escrow Agent will be responsible for paying the proceeds received as required by this Agreement, and

          WHEREAS, the Company, Group and Escrow Agent desire to memorialize their agreement concerning the escrow into a written instrument.

          NOW,  THEREFORE,  in   consideration  of  the  mutual   covenants  and
     agreements contained herein and for other good and valuable consideration, the parties agree as follows:

          1.        RECITALS.  The above and foregoing recitals are true and
                    --------
     correct and are incorporated herein.

          2.        ESCROW.    The  Escrow  Agent  agrees  to accept  all  funds
     delivered
                    ------
     to it derived from the sale of common stock and redeemable warrants arising from the sale of common stock and redeemable warrants arising from the Minimum Offering of the Company and to hold and disburse said funds in furtherance of the terms of this agreement. The Escrow Agent shall acknowledge to the each other the receipt of all funds on Friday of each week during the term of this escrow.

          3.        REQUIREMENTS FOR DISBURSEMENT OF ESCROWED FUNDS:
                    -----------------------------------------------

     The Escrow Agent shall disburse and pay over all funds held in escrow upon the satisfaction of the following conditions:

                    a. Escrow Agent shall have received Six Million Seven Hundred Eighty Thousand Dollars ($6,780,000.00) in cash.

          In the event the foregoing requirement is not satisfied by December 31, 1997, all monies received by Escrow Agent will be refunded and returned to the subscribers in full within a reasonable time.

          4.        INTEREST ON ESCROWED FUNDS:  All interest accruing on the
                    --------------------------
     escrowed funds from the date of deposit to disbursement shall belong to the Company.

          5.        DISBURSEMENT OF  ESCROWED FUNDS:   Provided the  requirement
     for
                    ------------------------------
     disbursement set forth in Section 3 above have been satisfied, Escrow Agent shall disburse the escrowed funds as directed by a Letter of Authorization signed by the Company's Board of Directors.

          6.        CLOSING  DATE:  Provided the Minimum Offering has been sold, the
                    ------------
     closing of this Escrow and the disbursement of the escrowed funds shall take place within 48 hours of the Escrow Agents' receipt of the Company's Letter of Authorization.

          7.        INVESTMENTS:    Funds  held  in  escrow  under  this  Escrow
     Agreement
                    -----------
     shall be invested in short term U.S. Government Securities, money market funds or such other similar short term, highly liquid investments as authorized by the Company. Investment income derived on the funds held in escrow shall accrue and be deposited into a separate escrow fund for accounting purposes.

          8.        ESCROW AGENT'S RIGHT TO RELY:  DUTIES:  All funds deposited
                    -------------------------------------
     with the Escrow Agent shall be accepted, subject to clearance. The Escrow Agent may act in reliance upon any writing or instrument or signature which it, in its sole discretion, believes to be genuine; may assume the validity and accuracy of any statements or assertions contained in such writing or instrument; and may assume that any person purporting to give any writing, notice, advice, or instruction in connection with provisions hereof, has been duly authorized to do so. The Escrow Agent shall not be liable to any party to this Escrow Agreement, or to any other individual or entity in any manner for the sufficiency or correctness as to form, manner of execution, or validity of any written instructions delivered to it, nor as to the identity, authority, or rights of any person executing the same. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein, and no implied duties or obligations shall be read into this Escrow Agreement as against the Escrow Agent.

          9.        INDEMNIFICATION.  The Escrow  Agent may consult with counsel of
                         ---------------
     its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. The Escrow Agent shall otherwise not be liable for any mistakes of fact or error of judgment, or for any acts or omissions of any kind unless caused by its willful misconduct or gross negligence and the Company and Group agree to indemnify and hold harmless the Escrow Agent from any claims, demands, causes of action, liabilities, damages or judgments, including the cost of defending any action against it, together with any reasonable attorney's fees of any nature (including appeal) incurred therewith in connection with Escrow Agent's undertakings pursuant to the terms and conditions of the Escrow Agreement, unless such act or omission is a result of the willful misconduct or gross negligence of the Escrow Agent.

          10.       INTERPLEADER:       If   disagreement   arises   about   the
     interpretation
                    ------------
     of this Escrow Agreement, or about the rights and obligations or the propriety of any action contemplated by the Escrow Agent hereunder, Escrow Agent may, at its sole discretion, file an action in interpleader to resolve the said disagreement. The Escrow shall be indemnified by the Company and Group for all costs, including reasonable attorneys' fees of any nature (including appeal) in connection with any aforesaid interpleader action and the Escrow Agent shall be fully protected in suspending all or a part of its activities under this Escrow Agreement until a final judgment in the interpleader action shall have been rendered by the appropriate judicial body.

          11.       COMPENSATION:   The Escrow Agent  shall receive compensation
     in
                    ------------
     accordance with its schedule of fees attached hereto as "Exhibit A" and incorporated herein as part of this Escrow Agreement. The fee schedule may be modified from time to time, provided however, that all parties hereto shall be given 30 days' notice prior to the effective date of any fee increase.

          12.       RESIGNATION:   The Escrow  Agent may resign at  any time for
     any
                    -----------
     reason upon the giving of 30 days' written notice to the Company. If a notice of appointment of a successor Escrow Agent is not delivered to the Escrow Agent within 30 days after notice of resignation, the Escrow Agent may petition any court of competent jurisdiction (the "Court") to name a successor Escrow Agent, and the Escrow Agent herein shall be fully relieved of all liability to any and all parties upon the transfer of all cash or property in its possession under the Escrow Agreement to the Successor Escrow Agent either designated or appointed by the Court.

          13.       GOVERNING LAW:  This Escrow Agent shall be construed and
                    -------------
     enforced according to the laws of the State of Florida.

          14.       ENTIRE  AGREEMENT:   This  Escrow  Agreement represents  the
     entire
                    ----------------
     agreement between Turnberry Bank, as Escrow Agent, and all other parties to this Escrow Agreement, with respect to the subject matter of this Escrow Agreement, and shall be binding upon the parties, their respective successions and assigns.

          15.       COUNTERPARTS:   This Agreement  may be executed  through the
     use
                    ------------
     of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

          16.       NOTICES:     Any  notices  and   communication  required  or
     permitted
                    -------
     hereunder shall be sufficiently given if sent by first-class mail, postage prepaid, addressed as follows:

                    (a)  If to Company, addressed to:

                         MEDLEY CREDIT ACCEPTANCE CORP.
                         Attn: Robert D. Press, President
                         1100 Ponce de Leon Blvd.
                         Coral Gables, Florida 33134

                         with a copy to:

                         MAYNARD J. HELLMAN, ESQ.
                         HELLMAN & MAAS
                         1100 Ponce de Leon Blvd.
                         Coral Gables, Florida 33134

                    (b)  If to the Escrow Agent, addressed to:

                         Turnberry Bank
                         Attention: Russell Rice
                         20295 N.E. 29 Place
                         Aventura, Florida 33180

                    (c)  If to GROUP, addressed to:

                         Medley Group, Inc.
                         Attn: Robert D. Press, President
                         1100 Ponce de Leon Blvd.
                         Coral Gables, Florida 33134


          IN WITNESS WHEREOF, the parties hereto have hereunder set their hands and seals as of the day and year first above written.



                                        COMPANY:

                                        MEDLEY CREDIT ACCEPTANCE CORP.

                                        BY:  /s/ Robert D. Press
                                           --------------------------------
                                           ROBERT D. PRESS, PRESIDENT


                                        GROUP:

                                        MEDLEY GROUP, INC.

                                        BY:  /s/ Robert D. Press
                                           --------------------------------
                                           ROBERT D. PRESS, PRESIDENT


                                        ESCROW AGENT:

                                        TURNBERRY BANK

                                        BY:  /s/ Russell Rice
                                           --------------------------------
                                           RUSSELL RICE, PRESIDENT